UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 2, 2002
                                                          ---------------

                              CITY HOLDING COMPANY
                              --------------------
             (Exact name of registrant as specified in its charter)


         West Virginia                  0-17733                55-0619957
         -------------                  -------                ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation or organization)                           Identification Number)


                                25 Gatewater Road
                        Charleston, West Virginia, 25313
                        --------------------------------
                    (Address of principal executive officers)


                                 (304) 769-1100
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

      Item 5. Other Events

      On January 2, 2002, City Holding Company ("the Company") issued a news release announcing that it had learned that a derivative complaint was filed in Kanawha County Circuit Court in Charleston, West Virginia on behalf of City National Bank of West Virginia ("City National") and the Company seeking to have the Company recover certain alleged damages. The derivative lawsuit was filed by a single shareholder and seeks to have the monetary damages paid to City National Bank and the Company.

      Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

              (a) Financial Statements                  None
              (b) Pro Forma Financial Information       None
              (c) Exhibits
                       99                               News Release issued on
                                                        January 2, 2002


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CITY HOLDING COMPANY


Date: January 10, 2002
                                       By: /s/ Michael D. Dean
                                       ----------------------------------
                                       Michael D. Dean
                                       Senior Vice President - Finance,
                                       Chief Accounting Officer and
                                       Duly Authorized Officer